Exhibit 99.1 INVESTOR UPDATE As of August 10, 2020

Forward-Looking Statements Statements contained in this presentation that include company expectations or predictions should be considered forward-looking statements that are covered by the safe harbor provisions of the Securities Act of 1933 and the Securities and Exchange Act of 1934. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. For additional information that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission filings. Coronavirus Disease 2019 (COVID-19) – Factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the length and severity of a pandemic or other health crisis, such as the recent outbreak of COVID-19, including its impacts to our operations, customers, contractors, vendors and employees, and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases issued on or before July 27, 2020, and are not being updated or affirmed by this presentation. FORWARD LOOKING STATEMENTS | 2

RESPONSE TO COVID-19

Safety & Service – Employees & Customers

EMPLOYEES

- Cross-functional task force supporting COVID-19 response
- ~50% of employees working remotely
- Safety protocols established using guidelines from CDC, OSHA and third-party subject matter experts
  - Social distancing
  - Access to an occupational health advisor for screening and active case management
  - Temperature screenings
  - Proper personal hygiene
  - Routine deep cleaning of high-touch surfaces in common areas
  - Provided with appropriate personal protective equipment
- COVID-19 resource web page
- Paid Pandemic Leave Policy

CUSTOMERS

- Additional screening questions for service calls
  - Service technicians provided with appropriate personal protective equipment
  - Customers asked to provide social distancing while employees are on the premises
- COVID-19 resource web pages
- Suspended customer disconnects through May 20 (OK), May 31 (KS) and Aug. 10 (TX)
  - Offering alternative payment arrangements
  - Advising customers of public-assistance programs
- ONE Gas Foundation made $250,000 donation to organizations helping communities with immediate relief efforts

ONE Gas
RESPONSE TO COVID-19 | 4

COVID-19 Risk Matrix ONE Gas management continues to monitor the following risks, among others, for leading indicators and material changes: RISK CURRENT STATUS – AS OF Q2 2020 Liquidity Adequate liquidity available from commercial paper program and revolvers Accounting orders received for deferral of COVID-19 related expenses, including bad debts and certain lost Regulatory revenues; rate filings proceeding at regulatory commissions Capital Work is progressing with no meaningful impacts to plan experienced or expected Internal labor COVID-19 related employee absences have not impacted operations Suspended customer disconnects through May 20 (OK), May 31 (KS) and Aug. 10 (TX); experienced reduced Customers revenues from lower late payment, reconnect and collection fees, as well as lower transport revenues Supply chain – contractors, materials, personal No significant constraints experienced or expected protective equipment Gas supply No disruptions experienced or expected Experiencing an increase in expenses related to pandemic response, offset partially by reduced travel expenses; Incremental Expenses expecting increased bad debt expenses Note: This list represents key risks and is not meant to be comprehensive RESPONSE TO COVID-19 | 5

SAFETY & ESG

Safety and ESG (Environmental, Social & Governance) Stewardship at a Glance... SAFETY Safety is our number one core value and the foundation of what we do as a company. ENVIRONMENTAL ONE Gas Sustainability Report We are thoughtful and proactive in caring for the environment. www.onegas.com/sustainability AGA Voluntary Sustainability Metrics www.onegas.com/aga-metrics SOCIAL RESPONSIBILITY We use our financial resources responsibly to improve the quality of life for employees and customers in our communities. GOVERNANCE We take ownership over our work and do what’s right. SAFETY & ESG | 7

Operating Safely First Quartile in All 3 AGA Industry Safety Metrics TRIR AMERICAN GAS ASSOCIATION QUARTILE DATA DART AMERICAN GAS ASSOCIATION QUARTILE DATA PVIR AMERICAN GAS ASSOCIATION QUARTILE DATA 4TH 4TH 4TH 3RD 3RD 3RD 2ND 2ND 2ND 1ST 1ST 1ST OGS 2.24 OGS OGS 1.13 1.88 2.70 1.53 1.19 1.26 1.04 0.68 0.46 0.43 0.25 1.80 1.75 1.75 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Total Recordable Incident Rate (TRIR) was Days Away, Restricted or Transferred (DART) Preventable Vehicle Incident Rate (PVIR) was 1.75 1.04 incidents per 200,000 work hours. was 0.25 incidents per 200,000 work hours. incidents per million miles driven In 2019, experienced lowest number of safety incidents in company history SAFETY & ESG | 8

ESG – Areas of Focus ENVIRONMENTAL SOCIAL RESPONSIBILITY GOVERNANCE Reduce operational emissions Engage our employees Execute strong governance • Vintage pipe replacement • Top quartile safety engagement practices • Enhanced leak detection technology • Top quartile employee engagement scores • 75% of directors are independent among all companies in Gallup’s database • Track, report and reduce 3rd party damages • 38% of directors are female or minority • Support employees through physical, social, Top quartile Governance ratings from both • Enhance disclosures and related reporting emotional and financial programs • MSCI and Sustainalytics Conserve resources through • Lead Inclusion and Diversity efforts through • Improved disclosures and more transparent customer programs CEO-chaired council and employee-led resource groups reporting of ESG matters • Incentivize use of energy efficient appliances Take care of our customers Engage investors Preserve our environment • Leverage technology to drive customer • Regularly attend investor conferences, road • Protect habitats and species satisfaction, engagement and experience shows and virtual meetings • Materials recycling programs • Assistance programs for low-income and payment sensitive customers Invest in our communities • Support non-profits through ONE Gas Foundation, community giving, employee matching grant program and volunteering SAFETY & ESG | 9

VALUE CREATION STRATEGY

Sustainable Business Model

Focused Business Strategy	• Clear vision, mission, strategy and values-driven culture • 100% regulated natural gas distribution utility • Conservative financial profile ("A" rated) • Committed to Safety and Environmental, Social and Governance (ESG) stewardship
Capital Horizon & Clarity	• 20+ year vintage pipeline replacement program • Leveraging technology to execute a risk-based approach to pipeline replacement
Regulatory Construct	• Territory diversification – 3 states, multiple jurisdictions • Comprehensive recovery mechanisms • ~ 90% of capital included in annual filings • Weather normalization
Cash Flow Stability	• High percentage of fixed charges for revenue recovery ~72% • Customer mix is predominantly residential ~ 93% • Expense control execution through process and technology improvements
Competitive Advantage	• Proximity to abundant and affordable gas supply • Significant cost advantage over electricity

ONE Gas

VALUE CREATION STRATEGY | 11

Mission, Vision, Strategy and Core Values Mission – Why we exist Core Values – Our compass We deliver natural gas for a better tomorrow SAFETY We are committed to operating safely and in an environmentally responsible manner. Vision – What we want to be ETHICS To be a premier natural gas distribution company We are accountable to the highest ethical standards and are creating exceptional value for our stakeholders committed to compliance. Honesty, trust and integrity matter. INCLUSION AND DIVERSITY We embrace an inclusive and diverse culture that encourages Strategy – How we do it collaboration. Every employee makes a difference and Becoming ONE: contributes to our success. • ONE in Responsibility – safety, reliability and compliance SERVICE We provide exceptional service and make continuous • ONE in Value – customers, employees, investors and communities improvements in our pursuit of excellence. • ONE in Industry – recognized leader, processes and productivity VALUE We create value for all stakeholders, including our customers, employees, investors and communities. VALUE CREATION STRATEGY | 12

100% Regulated Natural Gas Utility One of the largest publicly traded natural gas distribution companies 72% market share • ~ 2.2 million customers • ~ 3,640 employees • ~ 62,340 miles of distribution mains, services and 88% market share transmission pipelines 13% market share Estimated 2020 average rate base: $3.91 billion* • 42% in Oklahoma • 29% in Kansas • 29% in Texas * For definition of estimated average rate base, see Appendix VALUE CREATION STRATEGY | 13

Conservative Financial Profile Strong Balance Sheet & Capital Structure Strong Liquidity Position CAPITAL STRUCTURE JUNE 30, 2020 • Cash flow anchored by residential customers • Tier 1 – A1/P1 commercial paper program • Stable credit metrics • Ample liquidity under both 5-year and 364-day Equity revolving credit facilities Long-term Debt 58% 42% RATING AGENCY RATING OUTLOOK Moody’s A2 Stable S&P A Stable VALUE CREATION STRATEGY | 14

CAPITAL HORIZON & CLARITY

Well-Defined Capital Investment Plan Updated July 27, 2020 CAPITAL INVESTMENTS 2020G CAPITAL INVESTMENTS BY STATE* (MILLIONS) (MILLIONS) $500-$525 $485-$525/year $470 $442 $418 Kansas $125 Texas $189 $178 $188 $151 $158 Oklahoma $198 2017 2018 2019 2020G 2021-2024 Depreciation Note: Capital investments include capital expenditures and asset removal costs. Total amounts include accruals. * Based on midpoint of guidance range Investing ~70% of capital in system integrity and replacement projects CAPITAL HORIZON & CLARITY | 16

Pipeline Replacement Focusing on Maintaining Safe and Reliable Operations PIPELINE REPLACEMENT (MILES) Average Annual Est. 2020-2024 140 60 170 370 ACCELERATED CAST IRON 2019 4 113 78 2 233 430 REPLACEMENT PROGRAM 2018 21 111 53 5 240 430 COMPLETED IN 2019 2017 23 196 61 1 144 425 2016 22 192 43 2 131 390 2015 24 194 25 2 180 425 Cast Iron Unprotected Bare Steel Protected Bare Steel Vintage Plastic Risk-Mitigation and Government Relocations Note: Inventory and values are based on data reported for 2019. Pipeline replacement due to future changes in state or federal regulations is not projected in 5-year replacement estimates. CAPITAL HORIZON & CLARITY | 17

Vintage Pipeline Replacement Program Replaced an Average of 234 Miles of Vintage Pipe Per Year Since 2014 VINTAGE PIPE AS PORTION OF TOTAL PIPELINE INVENTORY (MILES) All Other Main, Service & Transmission Pipelines 850 Risk-Mitigation & Government 1,000 Relocations 2020-2024E 2020-2024E 5,240 4,240 Identified Inventory of Vintage Materials 56,250 2025 & Beyond Vintage Pipeline Replacement Program 2020-2024E* Note: Inventory and values are based on data reported for 2019. Pipeline replacement due to future changes in state or federal regulations is not projected in replacement estimates. * The vintage pipeline replacement program includes: wrought iron, unprotected bare steel, protected bare steel and vintage plastic. Vintage pipeline replacement program represents more than a 20-year investment runway CAPITAL HORIZON & CLARITY | 18

Rate Base Growth AVERAGE RATE BASE* 2020 ESTIMATED AVERAGE RATE BASE* (BILLIONS) TOTAL: $3.91 BILLION $3.91 $3.62 $3.18 $3.36 $2.96 $1.14 billion $1.12 billion $1.65 billion 2016 2017 2018 2019 2020G Kansas Oklahoma Texas * For definition of average rate base, see Appendix Expected average annual growth of 7% between 2019 and 2024 CAPITAL HORIZON & CLARITY | 19

REGULATORY CONSTRUCT

Comprehensive Recovery Mechanisms DESCRIPTION KANSAS OKLAHOMA TEXAS Interim capital recovery ✓ ✓ ✓ Weather normalization ✓ ✓ ✓ Purchased gas riders (including gas cost portion of bad debts) ✓ ✓ ✓ Energy efficiency/conservation programs ✓ ✓* Pension and other post-retirement benefits trackers ✓ ✓ ✓ Cost-of-service adjustment ✓ ✓* COVID-19 accounting orders ✓ ✓ ✓ * Five jurisdictions in Texas; not all mechanisms apply to each jurisdiction REGULATORY CONSTRUCT | 21

Interim Recovery of Capital Investments Annual Filings Oklahoma Natural Gas 2020 CAPITAL RECOVERY TIMING • Performance-based rate change (PBRC) filing for annual rate reviews between rate cases to ensure achieved ROE is within the established band of 9 – 10% 10% Kansas Gas Service • Gas System Reliability Surcharge (GSRS) for safety- related (includes physical and cyber security) and government-mandated investments made between rate cases 90% Texas Gas Service • Gas Reliability Infrastructure Program (GRIP) for capital investments made between rate cases Subject to annual filings Other • Cost-of-service adjustments (COSA) for capital investments and certain changes in operating expenses REGULATORY CONSTRUCT | 22

Filing Timeline Oklahoma & Kansas General rate case application filing by mid-2021, with new rates effective early 2022, if applicable 2019 2020 2021 2022 2023 2024 PBRC filing approved PBRC filing approved August PBRC filing approved July 2020, $9.7 million PBRC filing in March 2023 January 2019, $11.3 2019, $15.6 million credit increase; new rates effective June 2020 million decrease General rate case approved February 2019, $18.6 million net increase 2019 2020 2021 2022 2023 2024 $4.2 million GSRS approved, GSRS filing annually in August; rate cases as needed with new rates effective December 2019 REGULATORY CONSTRUCT | 23

Texas – 2020 Central Gulf Service Area Borger / • Settlement approved August 2020 with a $10.3 million Skellytown base rate increase, as well as consolidation of Central Texas service areas and Gulf Coast service areas into a single Central Gulf service area; new rates effective in August 2020 North Texas West Texas (El Paso) West Texas Service Area Central • $4.7 million GRIP approved; new rates effective in June Gulf 2020 Central Gulf (Austin) Remainder of Texas Rio Annual COSA or GRIP filings Grande • Valley • Rate cases as needed REGULATORY CONSTRUCT | 24

CASH FLOW STABILITY

High Percentage of Residential Customers 83% Residential 93% Residential 72% of sales NET SALES CUSTOMER margin is MARGIN COUNT (Excludes transportation and other (Excludes transportation) fixed revenues) 17% Non-residential 7% Non-residential Note: Based on 2019 annual results. See non-GAAP information in Appendix. CASH FLOW STABILITY | 26

Growth in Service Territories MAJOR METRO POPULATIONS AVERAGE CUSTOMER COUNT (THOUSANDS) (THOUSANDS) 2,152 2,166 2,179 2,194 1,300 Austin, TX, 1,247 2,127 2,140 1,100 640 644 650 657 663 670 900 El Paso, TX, 837 Oklahoma City, OK, 791 853 861 865 871 877 884 700 Tulsa, OK, 648 Overland Park, KS, 598 500 Wichita, KS, 513 634 635 637 638 639 640 300 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2019 2014 2015 2016 2017 2018 2019 Kansas Oklahoma Texas Source: U.S. Census Bureau, annual population estimates by county as of July 2019 5-year CAGR: 0.2% 0.7% 0.9% ~73% of customer base is in 7 major cities CASH FLOW STABILITY | 27

Average Annual Residential Customer Bill Customers are benefiting from AVERAGE ANNUAL RESIDENTIAL CUSTOMER BILL low and stable gas prices $235 $256 $265 Customers began to see $260 $189 impact of tax reform in 2018 $346 $362 $386 $389 $382 Average bill estimated to remain ~$50 per month in 2020 2015 2016 2017 2018 2019 Margin, Taxes and Other Cost of Gas CASH FLOW STABILITY | 28

COMPETITIVE ADVANTAGE

Proximity to Supply Location Supports Sustainability Close proximity to significant natural gas reserves and transportation infrastructure • Results in lower transportation, storage and commodity costs • Multiple supply points allow for reduced operating pressures Net natural gas exports1 • 46% of all rigs in U.S. operating in Oklahoma and Texas2 • Texas: 2.7 Tcf of 8.9 Tcf produced • Oklahoma: 1.7 Tcf of 2.9 Tcf produced Estimated future supply of natural gas • United States: 3,838 Tcf 3 • ~ 41 Tcf annual production4 1 Source: EIA.gov, as of 2018 2 Source: Baker Hughes, as of July 2020 ONE Gas Natural Gas Distribution Areas 3 Source: Potential Gas Committee, reserves plus resources, assessment as of 2018 Natural Gas Shale Plays 4 Source: EIA.gov, trailing 12 months, as of May 2020 COMPETITIVE ADVANTAGE | 30

3.4-to-1 Average Advantage in ONE Gas Territories

Natural Gas Price Advantage Over Electricity

KWH EQUIVALENT ELECTRICITY VS. NATURAL GAS


3.0x
3.1x
3.9x
11.96¢
10.12¢
12.67¢
3.93¢
3.24¢
3.23¢
Texas
Oklahoma
Kansas
¹ Avg. retail price of electricity/kWh
² ONE Gas delivered cost of natural gas/kWh
³ Nat gas advantage ratio

DTH EQUIVALENT ELECTRICITY VS. NATURAL GAS


3.0x
3.1x
3.9x
$35.05
$29.66
$37.13
$11.52
$9.49
$9.46
Texas
Oklahoma
Kansas
¹ Natural gas price equivalent of electricity/Dth
² ONE Gas delivered cost of natural gas/Dth
³ Natural gas advantage ratio

[1] Source: United States Energy Information Agency, www.eia.gov, for the twelve-month period ended December 31, 2019.

[2] Represents the average delivered cost of natural gas to a residential customer, including the cost of the natural gas supplied, fixed customer charge, delivery charges and charges for riders, surcharges and other regulatory mechanisms associated with the services we provide, for the year ended December 31, 2019.

[3] Calculated as the ratio of the ONE Gas delivered average cost of natural gas per kilowatt hour (kWh) equivalent to the average retail price of electricity per kWh.

ONE Gas

COMPETITIVE ADVANTAGE | 31

FINANCIAL PERFORMANCE & OBJECTIVES

2020 Guidance Summary Initiated Jan. 21, 2020; Reaffirmed July 27, 2020 • Net income range of $186 ‒ $198 million DILUTED EPS • EPS range of $3.44 ‒ $3.68 per diluted $3.51 $3.56** share $3.25 • Estimated average rate base* of $3.91 $3.08 billion $2.65 • Rate base growth of 7% * For definition of average rate base, see Appendix 2016 2017 2018 2019 2020G Expected average annual EPS growth of 5 – 7% ** Represents midpoint of guidance range between 2019 and 2024 FINANCIAL PERFORMANCE & OBJECTIVES | 33

Growing Dividends Building Shareholder Value Quarterly Dividend: DIVIDENDS & PAYOUT RATIO • 54 cents per share in 2020* $2.16 $2.00 $1.84 • Target dividend payout ratio of $1.68 $1.40 55 – 65% of net income 57% 61% 57% 55% *Subject to board approval 53% 2016 2017 2018 2019 2020G Expected average annual growth of 6 – 8% between 2019 and 2024 FINANCIAL PERFORMANCE & OBJECTIVES | 34

Operating Cost Control Building a Foundation for Long-term Affordability * Managing expenses: OPERATING COSTS (MILLIONS) $489 $496 • Leveraging technology $471 $453 $457 • Increasing efficiency and optimizing processes • Making it easier for customers to self- serve 2016 2017 2018 2019 2020G Expected average annual operating costs * Operating costs include operations and maintenance and general taxes increase of 2 – 3% between 2020 and 2024 FINANCIAL PERFORMANCE & OBJECTIVES | 35

Return on Equity Continue to minimize the gap between allowed and actual returns 8.1% 8.3% 8.4%* 7.7% 7.9% Authorized ROE by state: • Oklahoma ‒ 9% to 10% band, with a 9.5% midpoint • Texas ‒ ~ 9.5% weighted average • Kansas ‒ Not stated due to black box 2016 2017 2018 2019 2020G settlement; KGS estimates ROE embedded in * Reflects the midpoint of earnings guidance and estimated average rate base GSRS pre-tax carrying charge is ~ 9.3% FINANCIAL PERFORMANCE & OBJECTIVES | 36

Financing Requirements
Sources and Uses

Dividends and capital expenditures primarily funded by cash flow from operations

~$850 – $900 million net financing needs through 2024

- ~25% expected to be equity
  - ATM program established February 2020
- ~75% expected to be debt
  - $300 million 10-year, 2% notes issued May 2020



(MILLIONS)
$628
Financing requirements $211
Cash flow from operations* $417
$628
Capital expenditures and asset removal costs $512**
Dividends $116
2020 Sources
2020 Uses

* Before changes in working capital. See non-GAAP information in Appendix.
** Based on midpoint of 2020 capital guidance range.

ONE Gas

FINANCIAL PERFORMANCE & OBJECTIVES | 37

Manageable Debt Profile Strong Liquidity Position as of June 30, 2020 DEBT MATURITIES LIQUIDITY PROFILE (MILLIONS) (MILLIONS) $600 $950 Total $232 Commercial Paper and Letters of Credit $718 Total $400 $700 Credit Facility / CP $468 Credit 4.658% Program $300 $300 Facility / CP Program 4.500% 3.610% 2.058%2.000% $250 364-day $250 364-day Credit Facility Credit Facility 2024 2030 2044 2048 Liquidity Sources Drawn Amount Available Liquidity FINANCIAL PERFORMANCE & OBJECTIVES | 38

KEY TAKEAWAYS

Key Takeaways Focused Well-defined business capital investment strategy plan Stable Regulatory cash flow construct profile Competitive advantage KEY TAKEAWAYS | 40

APPENDIX

Corporate Structure INCORPORATED ENTITY 100% regulated natural gas distribution No levered holding company; all debt issued at OGS Division capital structures match Corporate capital structure APPENDIX | 42

State Statistics As of December 31, 2019 KANSAS OKLAHOMA TEXAS GAS TOTAL GAS SERVICE NATURAL GAS SERVICE Average Number of Customers 639,956 883,985 669,985 2,193,926 Distribution – Miles* 11,500 18,900 10,400 40,800 Transmission – Miles* 1,500 700 300 2,500 Fixed Charges – Sales customers** 55% 86% 72% 72% Weather Normalization 100% 100% 100% 100% Average Annual Heating Degree Days – Normal 4,791 3,264 1,773 * Totals do not include service lines ** Monthly service charge as a percentage of total net margin on natural gas sales APPENDIX | 43

Capital Expenditures with Asset Removal Costs KANSAS OKLAHOMA TEXAS 2020: 1.9X DEPRECIATION 2020: 2.5X DEPRECIATION 2020: 4.4X DEPRECIATION $191 $198 * $189 * $180 $173 $156 $149 $136 $125 * $123 $126 $123 $122 $105 $106 ) $78 $67 $69 $74 ILLIONS $64 $64 $67 (M $47 $50 $52 $37 $40 $43 $29 $34 2016 2017 2018 2019 2020G 2016 2017 2018 2019 2020G 2016 2017 2018 2019 2020G * Based on midpoint of guidance range Note: Capital expenditures include accruals Depreciation APPENDIX | 44

Authorized Rate Base KANSAS1 OKLAHOMA2 TEXAS2 $1,475 $1,407 3 $1,202 $1,257 $1,033 $1,068 $979 $986 $925 $947 $895 $826 $822 $745 ) $639 ILLIONS (M 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 1 KGS’ most recent rate case, approved in February 2019, was settled without a determination of rate base and reflects Kansas Gas Service’s estimate of rate base contained within the settlement; these amounts are not necessarily indicative of current or future rate base. 2 Indicative of authorized rate base as of Dec. 31, 2019. These amounts are not necessarily indicative of current or future rate bases. 3 Reflects the 2018 PBRC filing, approved in January 2019. APPENDIX | 45

Rate Base Definition Authorized Rate Base $3.71 billion (as of June 30, 2020) • Includes capital investments authorized in most recent rate case and interim filings • Does not include any capital investments since last approved rate case or filings 2020 Estimated Average Rate Base $3.91 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery APPENDIX | 46

Regulatory Construct Governance KANSAS OKLAHOMA TEXAS “Home Rule” with six jurisdictions; Texas Kansas Corporation Commission Oklahoma Corporation Commission Railroad Commission has appellate authority Appointed by the governor to four-year Railroad Commission elected to six-year Elected to six-year staggered terms staggered terms staggered terms Name Party Term Ends Name Party Term Ends Name Party Term Ends Susan Duffy (Chair) Dem March 2023 Todd Hiett (Chair) Rep Jan. 2021 Wayne Christian (Chair) Rep Jan. 2023 Dwight Keen Rep March 2022 Bob Anthony (Vice-Chair) Rep Jan. 2025 Ryan Sitton Rep Jan. 2021 Andrew J. French* Dem March 2024 Dana Murphy Rep Jan. 2023 Christi Craddick Rep Jan. 2025 * Andrew French was appointed to the Kansas Corporation Commission on June 12, 2020, by Governor Laura Kelly. Senate confirmation still pending. APPENDIX | 47

Oklahoma Natural Gas Recent Regulatory Activity 2020 PBRC – NEW RATES EFFECTIVE JUNE 2020 Amount Requested $9.7 million rate increase Customer Impact $0.90 per month increase (for typical residential customer) Rate Base $1,616 million Return on Equity 9.5% (midpoint of allowed band) Common Equity Ratio* 56% Debt Costs 3.95% Excess Accumulated Deferred $12.2 million credit to customers expected in the first quarter 2021 Income Taxes * The 2015 Oklahoma Natural Gas rate case established a common equity ratio of 60.5%. For each future PBRC filing, the maximum allowed common equity ratio will decrease by 1% beginning with a 59% common equity ratio in the 2017 PBRC review of calendar year 2016, and ending with a 56% common equity ratio in the 2020 PBRC review of calendar year 2019. Future common equity ratio will be determined in the next rate case. APPENDIX | 48

Texas Gas Service Recent Regulatory Activity CENTRAL GULF SERVICE AREA GENERAL RATE CASE WEST TEXAS SERVICE AREA GRIP – NEW RATES EFFECTIVE AUGUST 2020 NEW RATES EFFECTIVE JUNE 2020 Base Rates $10.3 million increase Incremental Revenue $4.7 million increase Operating Income $8.5 million Capital Expenditures $36 million Pre-Tax Carrying Charge 8.80% Rate Base $458 million Customer Impact $1.19 per month increase for average Rate of Return 7.46% residential customer Capital Expenditures $145 million RIO GRANDE VALLEY SERVICE AREA COSA – Return on Equity 9.5% NEW RATES EFFECTIVE JULY 2020 Common Equity Ratio 59% Incremental Revenue $1.7 million increase Debt Costs 4.53% Capital Expenditures $11 million Other • Consolidation of Central Texas and Gulf Coast Pre-Tax Carrying Charge 8.9% service areas into a single Central Gulf service area Customer Impact $1.46 per month increase for average • $8.6 million one-time credit to customers for excess residential customer accumulated deferred income taxes (EDIT) Other $1.7 million one-time credit to customers for EDIT APPENDIX | 49

Compressed Natural Gas (CNG) Key Statistics Currently operate 27 fueling stations CNG VOLUME accessible to the public, 6 private stations (DTH – MILLIONS) 151 stations 150 stations supplied 147 stations supplied 143 stations supplied Currently transporting supply to 70 retail and 129 stations supplied supplied 49 private CNG stations Rebate program in Oklahoma; Austin, Texas 2.9 2.8 2.3 2.5 2.6 Industry: • Continued interest in CNG for transportation, particularly by fleet operators • Tax incentives and rebates further contribute to positive 2015 2016 2017 2018 2019 economics Note: Updated June 30, 2020 Note: Based on 2019 annual results APPENDIX | 50

Non-GAAP Information ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital and net margin, which are non-GAAP financial measures. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. Net margin is defined as total revenues less cost of natural gas. Cost of natural gas includes commodity purchases, fuel, storage, transportation and other gas purchase costs recovered through our cost of natural gas regulatory mechanisms, as required by our regulators, and does not include an allocation of general operating costs or depreciation and amortization. In addition, our cost of natural gas regulatory mechanisms provide a method of recovering natural gas costs on an ongoing basis without a profit. Therefore, although our revenues will fluctuate with the cost of natural gas that we pass-through to our customers, net margin is not affected by fluctuations in the cost of natural gas. We believe that net margin provides investors a more relevant and useful measure to analyze our financial performance as a 100% regulated natural gas utility than total revenues because the change in the cost of natural gas from period to period does not impact our operating income. ONE Gas cash flow from operations before changes in working capital and net margin should not be considered in isolation or as substitutes for net income, total revenue or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of cash flow from operations before changes in working capital and net margin to the most directly comparable GAAP measure are included in this presentation. APPENDIX | 51

Non-GAAP Reconciliation Cash Flow From Operations Before Changes in Working Capital 2020 (MILLIONS) GUIDANCE* Net Income $ 192 Depreciation and amortization 190 Deferred taxes 20 Other 15 Cash flow from operations before changes in working capital $ 417 * Amounts shown are midpoints of ranges provided on January 21, 2020 APPENDIX | 52

Non-GAAP Reconciliation Net Margin (MILLIONS) 2019 Total revenues $ 1,652.7 Cost of natural gas 687.9 Net margin $ 964.8 (MILLIONS) 2019 Natural gas sales Residential $ 681.0 Commercial and industrial 131.5 Wholesale and public authority 7.7 Net margin on natural gas sales $ 820.2 Transportation revenues 114.1 Other revenues 30.5 Net margin $ 964.8 APPENDIX | 53